UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 17, 2025

XENON PHARMACEUTICALS INC.

(Exact name of Registrant as Specified in Its Charter)

Canada	001-36687	98-0661854
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3650 Gilmore Way Burnaby, British Columbia, Canada		V5G 4W8
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (604) 484-3300

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, without par value	XENE	The Nasdaq Stock Market LLC (The Nasdaq Global Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On January 17, 2025, Christopher Von Seggern ceased to be the Chief Commercial Officer of Xenon Pharmaceuticals Inc. (the “Company”) and departed the Company as of such date. In connection with Dr. Von Seggern’s departure, he has entered into a Separation Agreement with the Company (the “Separation Agreement”) pursuant to which he will receive the severance payments and benefits required under Section P of his offer letter with the Company, dated July 14, 2020, as well as payment of his 2024 annual bonus, based on the Company’s Board of Directors’ (the “Board”) or Compensation Committee of the Board’s determination of the corporate performance multiplier for 2024.

The Company has also entered into a Consulting Agreement with Dr. Von Seggern (the “Consulting Agreement”) pursuant to which he will provide certain services to the Company through May 1, 2025. As consideration for such services, Dr. Von Seggern will receive cash compensation at an hourly rate generally consistent with his prior compensation level, and his equity awards outstanding as of January 17, 2025 will continue to vest until May 1, 2025, or such earlier date as the Consulting Agreement terminates, and the period during which Dr. Von Seggern shall be permitted to exercise his vested equity awards will continue until August 1, 2025.

The foregoing descriptions of the Separation Agreement and the Consulting Agreement do not purport to be complete and are qualified in their entirety by reference to the Separation Agreement and Consulting Agreement, which will be filed as exhibits to the Company's Annual Report on Form 10-K for the year ended December 31, 2024.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XENON PHARMACEUTICALS INC.

Date: January 17, 2025	By:	/s/ Sherry Aulin
Sherry Aulin
Chief Financial Officer